NATIONS SEPARATE ACCOUNT TRUST
Nations Marsico Focused Equities Portfolio, Nations Marsico Growth Portfolio and
Nations Marsico 21st Century Portfolio
(collectively the “Portfolios”)

Supplement dated January 29, 2003
to Prospectuses dated May 1, 2002, as supplemented

The prospectuses for the Portfolios are hereby supplemented as follows:

1.	Effective February 1, 2003, Mr. Thomas F. Marsico and Mr. James A. Hillary co-manage Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio.

2.	Effective February 1, 2003, Mr. Hillary no longer manages Nations Marsico 21st Century Portfolio. Mr. Corydon J. Gilchrist, CFA is the portfolio manager of Nations Marsico 21st Century Portfolio. Prior to joining Marsico Capital Management, LLC in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

3.	All references to the portfolio managers of the Portfolios throughout the prospectuses should be read in accordance with the above information.